                                                                   EXHIBIT 23.1

                        CONSENT OF ARTHUR ANDERSEN LLP

  As independent public accountants, we hereby consent to the use of our report (and to all references to our firm) included in or made a part of registration statement No. 333-47907.

                                                 /s/ Arthur Andersen LLP
                                          -------------------------------------
                                                   ARTHUR ANDERSEN LLP

April 22, 1998